UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

                  Date of Report: June 25, 2004


                  DataLogic International, Inc.
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      (Exact name of registrant as specified in its charter)


                             Delaware
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          (State or other jurisdiction of incorporation)


            0-30382                         33-0755473
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 (Commission File Number)   (I.R.S. Employer Identification No.)


    18301 Von Karman Ave, Suite 250, Irvine, California 92612
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             (Address of principal executive offices)


                          (949) 260-0120
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                 (Registrant's telephone number)


ITEM 5.  OTHER EVENTS

     On June 25, 2004, we entered into a Securities Purchase Agreement with Laurus Master Fund, Ltd. (the "Purchaser") in connection with the private placement of a convertible term note issued by the company in the principal amount of $3,000,000 due June 25, 2007 (the "Note"), and a common stock purchase warrant (the "Warrant"). We also entered into related security documents and a Registration Rights Agreement. The Note is convertible into shares of our common stock, $.001 par value (the "Common Stock") at a fixed conversion rate of $0.66, subject to certain limitations, and bears an interest rate of prime plus 2%. The Warrant provides for the purchase of up to 705,000 shares of Common Stock, at exercise prices ranging from $0.73 to $0.79, until June 25, 2011. $1,250,000 of the principal amount of the Note will be held in a restricted account in our name but under the sole dominion and control of the Purchaser as security for the company's and its subsidiaries' obligations under the Securities Purchase Agreement and related agreements. Funds will be released to the company from this account upon conversion of principal once the company has reduced the unrestricted principal amount of the Note ($1,750,000) to zero or upon the satisfaction of other specified conditions.

      Copies of the Securities Purchase Agreement, the Note, the Warrant, the Registration Rights Agreement and the related security agreements, as well as our press release announcing the transaction, are filed as exhibits to this report and are incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

10.1 Securities Purchase Agreement dated June 25, 2004, by and between DataLogic International Group, Inc. and Laurus Master Fund, Ltd.
10.2 Secured Convertible Term Note dated June 25, 2004, by and between DataLogic International, Inc. and Laurus Master Fund, Ltd.
10.3 Registration Rights Agreement dated June 25, 2004, by and between DataLogic International, Inc. and Laurus Master Fund, Ltd.
10.4  Common Stock Purchase Warrant
10.5 Master Security Agreement dated June 25, 2004, by DataLogic International, Inc. and its subsidiaries.
10.6 Stock Pledge Agreement dated June 25, 2004, by and among Laurus Master Fund, Ltd., DataLogic International, Inc. and its subsidiaries.
10.7 Subsidiary Guaranty dated June 25, 2004 by the subsidiaries of DataLogic International, Inc.
10.8 Funds Escrow Agreement dated June 25, 2004 by and among DataLogic International, Inc., Laurus Master Fund, Ltd. and Loeb & Loeb LLP
10.9 Restricted Account Agreement dated June 25, 2004 by and among North Fork Bank, DataLogic International, Inc. and Laurus Master Fund, Ltd.
10.10 Subordination Agreement dated June 25, 2004 by and between Derek K. Nguyen and Khanh D. Nguyen and Laurus Master Fund, Ltd.
10.11 Restricted Side Letter between Laurus Master Fund, Ltd. and DataLogic International, Inc.
99.1  Press Release dated June 29, 2004


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 8, 2004            DATALOGIC INTERNATIONAL, INC.
                              a Delaware corporation

                              By: /s/ Khanh Nguyen
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                              Khanh Nguyen
                              President and Director